UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-03835_

 Value Line Centurion Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 12/31/09 is included with this Form.

■	Value Line Centurion Fund, Inc.	Annual Report To Contractowners

Stephen E. Grant,
Portfolio Manager

Objective:
Long-term growth of capital

Inception Date:
November 15, 1983

Net Assets at December 31, 2009:
$124,701,152

Portfolio Composition at December 31, 2009:
(Percentage of Total Net Assets)

An Update from Fund Management (Unaudited)

The Value Line Centurion Fund, Inc. (the “Fund”) earned a total return of 11.09% for the 12 months ending December 31, 2009. That compared with a total return of 26.46% for the benchmark index, the Standard & Poor’s 500. The Fund was too heavily weighted in defensive holdings, the more-stable stocks that are less sensitive to shifts in the economy, most notably in the healthcare sector. When cyclical and more-volatile stocks led the market’s sharp rebound, the portfolio’s defensive holdings could not keep pace.

We have taken steps to possibly improve the performance of the Fund. First, we broadened the Fund’s stock selection universe. Rather than mechanically invest only in the weekly list of one hundred Rank 1s of the Value Line Timeliness Ranking System, the portfolio manager now selects investments from among the 1,250 or so stocks in the top three Ranks. This allows greater diversification of the portfolio, which reduces exposure to any single economic sector. It also results in decreased turnover of portfolio holdings, which lowers trading expenses. Second, we appointed senior portfolio manager Stephen E. Grant to actively manage the Fund. In his 24 years with Value Line, Mr. Grant has demonstrated widely recognized success with our other equity funds, including the Value Line Strategic Asset Management Trust.

The Fund’s newly expanded stock selection criteria allow us to implement our disciplined investment strategy to full advantage. We invest in proven winners—those companies that have established five to ten year records of superior relative earnings growth and stock price growth. We also look for companies demonstrating strong short-term, quarter-to-quarter, relative earnings momentum and stock price momentum. If a holding later falters based on these measures, we do not hesitate to replace it with a stock showing superior strength.

The Fund invests in companies of all sizes. Its approximately 150 holdings are well diversified in that respect, comprised of about 30% large-capitalization companies, 40% mid-cap and 30% small-cap.

Thank you for investing with us.

Top Ten Common Stock Holdings (As of 12/31/2009) (Unaudited)

Company	Percentage of Total Net Assets
Priceline.com, Inc.	2.28%
Green Mountain Coffee Roasters, Inc.	2.16%
Cognizant Technology Solutions Corp. Class A	1.89%
Edwards Lifesciences Corp.	1.81%
American Tower Corp. Class A	1.59%
FMC Corp.	1.48%
Teva Pharmaceutical Industries Ltd. ADR	1.40%
Sybase, Inc.	1.39%
Computer Programs & Systems, Inc.	1.37%
Oracle Corp.	1.34%

About information in this report:

●	It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.
●
The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. Index returns are provided for comparative purposes. Please note that the index is unmanaged and not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

VALUE LINE CENTURION FUND, INC.

■	Value Line Centurion Fund, Inc.	Annual Report To Contractowners

Sector Weightings vs. Index (As of 12/31/2009) (Unaudited)

Average Annual Total Returns (For periods ended 12/31/2009) (Unaudited)

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 11/15/1983
Value Line Centurion Fund, Inc.	11.09%	(12.05)%	(5.07)%	(5.31)%	7.19%
S&P 500 Index	26.46%	(5.63)%	0.42%	(0.95)%	10.28%

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

Growth of a Hypothetical $10,000 Investment (Unaudited)

To give you a comparison, this chart shows you the performance of a hypothetical $10,000 investment made 10 years ago in the Fund and in the S&P 500 Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

VALUE LINE CENTURION FUND, INC.

■	Value Line Centurion Fund, Inc.	Annual Report To Contractowners

Fund Expenses (Unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested on July 1, 2009 and held for six months ended December 31, 2009.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000	$1,154.39	$4.93	0.91%
Hypothetical (5% return before expenses)	$1,000	$1,020.63	$4.62	0.91%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal half-year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE CENTURION FUND, INC.

■	Value Line Centurion Fund, Inc.

Schedule of Investments

December 31, 2009

Shares		Value

Common Stocks — 90.9%
Consumer Discretionary — 17.9%
31,000	Aaron’s, Inc.	$859,630
13,000	Advance Auto Parts, Inc.	526,240
15,300	Aeropostale, Inc. *	520,965
8,000	Apollo Group, Inc. Class A *	484,640
9,500	AutoZone, Inc. *	1,501,665
26,000	Buckle, Inc. (The)	761,280
7,000	Buffalo Wild Wings, Inc. *	281,890
8,000	Deckers Outdoor Corp. *	813,760
34,000	DIRECTV Class A *	1,133,900
14,000	Dollar Tree, Inc. *	676,200
35,000	Expedia, Inc. *	899,850
20,000	Guess?, Inc.	846,000
4,000	Interactive Data Corp.	101,200
36,000	Johnson Controls, Inc.	980,640
14,000	LKQ Corp. *	274,260
8,200	National Presto Industries, Inc.	895,686
2,000	Netflix, Inc. *	110,280
3,000	O’Reilly Automotive, Inc. *	114,360
19,000	Panera Bread Co. Class A *	1,272,430
5,000	Peet’s Coffee & Tea, Inc. *	166,650
3,000	PF Chang’s China Bistro, Inc. *	113,730
13,000	Priceline.com, Inc. *	2,840,500
28,000	Shaw Communications, Inc. Class B	575,960
6,000	Strayer Education, Inc.	1,274,940
40,000	TJX Companies, Inc. (The)	1,462,000
11,900	Unifirst Corp.	572,509
13,000	Warnaco Group, Inc. (The) *	548,470
12,000	WMS Industries, Inc. *	480,000
35,000	Yum! Brands, Inc.	1,223,950
		22,313,585
Consumer Staples — 9.9%
3,000	British American Tobacco PLC ADR	193,980
17,800	Casey’s General Stores, Inc.	568,176
3,000	Chattem, Inc. *	279,900
15,000	Church & Dwight Co., Inc.	906,750
44,000	Cott Corp. *	360,800
38,000	Diamond Foods, Inc.	1,350,520
40,000	Flowers Foods, Inc.	950,400
16,000	General Mills, Inc.	1,132,960
33,000	Green Mountain Coffee Roasters, Inc. *	2,688,510
9,000	Hansen Natural Corp. *	345,600
31,000	J&J Snack Foods Corp.	1,238,760
17,500	Lancaster Colony Corp.	869,750
37,600	TreeHouse Foods, Inc. *	1,461,136
		12,347,242
Energy — 1.1%
1,400	Core Laboratories N.V.	165,368
8,300	Dresser-Rand Group, Inc. *	262,363
4,000	Enbridge, Inc.	184,880
15,000	Southwestern Energy Co. *	723,000
		1,335,611

Shares		Value
Financials — 2.9%
28,000	AFLAC, Inc.	$1,295,000
4,000	Bank of Montreal	212,320
20,000	Knight Capital Group, Inc. Class A *	308,000
11,000	Royal Bank of Canada	589,050
3,000	Stifel Financial Corp. *	177,720
20,000	T. Rowe Price Group, Inc.	1,065,000
		3,647,090
Health Care — 20.4%
20,000	Allergan, Inc.	1,260,200
20,000	AmerisourceBergen Corp.	521,400
4,000	Bio-Rad Laboratories, Inc. Class A *	385,840
24,800	Catalyst Health Solutions, Inc. *	904,456
12,000	Cerner Corp. *	989,280
2,000	Chemed Corp.	95,940
37,000	Computer Programs & Systems, Inc.	1,703,850
5,000	Covance, Inc. *	272,850
16,000	Covidien PLC	766,240
4,000	DENTSPLY International, Inc.	140,680
26,000	Edwards Lifesciences Corp. *	2,258,100
5,000	ev3, Inc. *	66,700
18,000	Express Scripts, Inc. *	1,556,100
31,000	Gilead Sciences, Inc. *	1,341,680
12,000	Haemonetics Corp. *	661,800
6,000	Henry Schein, Inc. *	315,600
8,000	Hospira, Inc. *	408,000
18,000	Illumina, Inc. *	551,700
3,000	Intuitive Surgical, Inc. *	909,960
8,000	Laboratory Corporation of America Holdings *	598,720
5,000	Life Technologies Corp. *	261,150
19,000	Medco Health Solutions, Inc. *	1,214,290
11,000	MEDNAX, Inc. *	661,210
23,000	Novo Nordisk A/S ADR	1,468,550
5,000	NuVasive, Inc. *	159,900
18,000	Owens & Minor, Inc.	772,740
30,000	ResMed, Inc. *	1,568,100
31,000	Teva Pharmaceutical Industries Ltd. ADR	1,741,580
17,000	Thermo Fisher Scientific, Inc. *	810,730
38,000	Thoratec Corp. *	1,022,960
		25,390,306
Industrials — 12.7%
9,000	Alliant Techsystems, Inc. *	794,430
61,000	Applied Signal Technology, Inc.	1,176,690
7,800	C.H. Robinson Worldwide, Inc.	458,094
18,000	Cubic Corp.	671,400
8,000	Danaher Corp.	601,600
21,000	Elbit Systems Ltd.	1,364,370
6,000	FTI Consulting, Inc. *	282,960
20,000	IHS, Inc. Class A *	1,096,200
16,000	ITT Corp.	795,840
16,000	L-3 Communications Holdings, Inc.	1,391,200
2,000	Middleby Corp. (The) *	98,040
23,000	Oshkosh Corp.	851,690
67,000	Rollins, Inc.	1,291,760

See notes to financial statements.

■	Value Line Centurion Fund, Inc.

Schedule of Investments (Continued)

December 31, 2009

Shares		Value
Industrials — 12.7% (Continued)
8,000	Roper Industries, Inc.	$418,960
1,000	Stantec, Inc. *	28,770
20,000	Stericycle, Inc. *	1,103,400
16,300	Tetra Tech, Inc. *	442,871
12,000	United Technologies Corp.	832,920
15,000	URS Corp. *	667,800
14,000	Valmont Industries, Inc.	1,098,300
2,000	W.W. Grainger, Inc.	193,660
6,000	Waste Connections, Inc. *	200,040
		15,860,995
Information Technology — 14.9%
16,000	Accenture PLC. Class A	664,000
23,000	Advent Software, Inc. *	936,790
12,000	Amphenol Corp. Class A	554,160
6,000	ANSYS, Inc. *	260,760
300	Apple, Inc. *	63,258
32,000	Check Point Software Technologies Ltd. *	1,084,160
52,000	Cognizant Technology Solutions Corp. Class A *	2,355,600
12,000	Dolby Laboratories, Inc. Class A *	572,760
9,000	Equinix, Inc. *	955,350
7,000	F5 Networks, Inc. *	370,860
24,000	FactSet Research Systems, Inc.	1,580,880
900	Google, Inc. Class A *	557,982
44,000	Informatica Corp. *	1,137,840
1,600	International Business Machines Corp.	209,440
2,000	ManTech International Corp. Class A *	96,560
3,000	MasterCard, Inc. Class A	767,940
2,300	MAXIMUS, Inc.	115,000
6,000	MICROS Systems, Inc. *	186,180
35,000	Open Text Corp. *	1,422,750
68,000	Oracle Corp.	1,668,720
9,000	OSI Systems, Inc. *	245,520
8,000	Salesforce.com, Inc. *	590,160
12,000	Solera Holdings, Inc.	432,120
40,000	Sybase, Inc. *	1,736,000
		18,564,790
Materials — 8.3%
10,000	Airgas, Inc.	476,000
14,000	Ball Corp.	723,800
30,000	Calgon Carbon Corp. *	417,000
50,000	Crown Holdings, Inc. *	1,279,000
4,000	Ecolab, Inc.	178,320
33,000	FMC Corp.	1,840,080
9,300	NewMarket Corp.	1,067,361
12,000	Praxair, Inc.	963,720
11,000	Rock-Tenn Co. Class A	554,510
20,000	Scotts Miracle-Gro Co. (The) Class A	786,200
16,000	Sigma-Aldrich Corp.	808,480
22,000	Silgan Holdings, Inc.	1,273,360
		10,367,831
Telecommunication Services — 1.8%
46,000	American Tower Corp. Class A *	1,987,660
3,000	Telefonica S.A. ADR	250,560
		2,238,220

Shares		Value
Utilities — 1.0%
12,000	ITC Holdings Corp.	$625,080
4,000	Ormat Technologies, Inc.	151,360
10,000	Wisconsin Energy Corp.	498,300
		1,274,740
	Total Common Stocks And Total Investment Securities (1) — 90.9% (Cost $87,956,014)	$113,340,410

Principal Amount
Short-Term Investments — 8.6%
U.S. Government Agency Obligations — 6.4%
$3,000,000	Federal Home Loan Mortgage Corp. Discount Notes, 0.08%, 1/26/10 (2)	2,999,896
5,000,000	Federal National Mortgage Association Discount Notes, 0.08%, 3/10/10 (2)	4,999,150
		7,999,046
Repurchase Agreements — 2.2%
2,800,000	With Morgan Stanley, 0.00%, dated 12/31/09, due 01/04/10, delivery value $2,800,000 (collateralized by $2,850,000 U.S. Treasury Notes 1.1250%, due 06/30/11, with a value of $2,862,023)	2,800,000
	Total Short-Term Investments (3) — 8.6% (Cost $10,799,046)	10,799,046
Cash And Other Assets In Excess Of Liabilities — 0.5%		561,696
Net Assets — 100.0%		$124,701,152
Net Asset Value Per Outstanding Share ($124,701,152 ÷ 12,830,948 shares outstanding)		$9.72

*	Non-income producing.
(1)	Unless otherwise indicated, the values of the Portfolio are determined based on Level 1 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures.
(2)	The rate shown on discount securities represents the yield or rate as of December 31, 2009.
(3)	Values determined based on Level 2 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures.
ADR	American Depositary Receipt.

See notes to financial statements.

■	Value Line Centurion Fund, Inc.

Statement of Assets and Liabilities

December 31, 2009

ASSETS:
Investment securities, at value (Cost - $87,956,014)	$113,340,410
Short-term investments (Cost - $10,799,046)	10,799,046
Cash	205,474
Receivable for securities sold	306,938
Other	122,917
Dividends receivable	42,837
Receivable for capital shares sold	6,239
Total Assets	124,823,861

LIABILITIES:
Payable for capital shares redeemed	33,965
Accrued expenses:
Advisory fee	52,259
Service and distribution plan fees	26,137
Directors’ fees and expenses	36
Other	10,312
Total Liabilities	122,709
Net Assets	$124,701,152
NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 12,830,948 shares)	$12,830,948
Additional paid-in capital	194,798,566
Accumulated net investment loss	(181)
Accumulated net realized loss on investments and foreign currency	(108,312,577)
Net unrealized appreciation of investments	25,384,396
Net Assets	$124,701,152
Net Asset Value Per Outstanding Share ($124,701,152 ÷ 12,830,948 shares outstanding)	$9.72

Statement of Operations

For the Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $18,614)	$969,521
Interest	6,700
Total Income	976,221
Expenses:
Advisory fee	589,466
Service and distribution plan fees	471,573
Auditing and legal fees	83,224
Custodian fees	39,438
Insurance	15,009
Printing and postage	14,798
Directors’ fees and expenses	9,476
Other	22,244
Total Expenses Before Custody Credits and Fees Waived	1,245,228
Less: Service and Distribution Plan Fees Waived	(176,840)
Less: Custody Credits	(13)
Net Expenses	1,068,375
Net Investment Loss	(92,154)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN EXCHANGE TRANSACTIONS:
Net Realized Loss	(17,465,354)
Change in Net Unrealized Appreciation/(Depreciation)	29,796,144
Increase from payment by affiliate	1,886
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	12,332,676
NET INCREASE IN NET ASSETS FROM OPERATIONS	$12,240,522

See notes to financial statements.

■	Value Line Centurion Fund, Inc.

Statement of Changes in Net Assets

	Years Ended December 31,
	2009	2008
Operations:
Net investment loss	$(92,154)	$(400,913)
Net realized loss on investments and foreign currency	(17,465,354)	(90,680,231)
Change in net unrealized appreciation/(depreciation)	29,796,144	(42,655,942)
Increase from payment by affiliate	1,886	—
Net increase/(decrease) in net assets from operations	12,240,522	(133,737,086)
Distributions to Shareholders:
Net realized gain from investment transactions	—	(44,241,878)
Capital Share Transactions:
Proceeds from sale of shares	3,409,653	5,508,515
Proceeds from reinvestment of distributions to shareholders	—	44,241,878
Cost of shares redeemed	(18,115,152)	(36,553,875)
Net increase/(decrease) in net assets from capital share transactions	(14,705,499)	13,196,518
Total Decrease in Net Assets	(2,464,977)	(164,782,446)

NET ASSETS:
Beginning of year	127,166,129	291,948,575
End of year	$124,701,152	$127,166,129
Accumulated net investment loss, at end of year	$(181)	$(167)

See notes to financial statements.

■	Value Line Centurion Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.75	$21.36	$18.96	$20.07	$20.24
Income from investment operations:
Net investment loss	(0.01)	(0.03)	(0.02)	(0.05)	(0.08)
Net gains or (losses) on securities (both realized and unrealized)	0.98	(9.09)	3.89	0.63	1.88
Total from investment operations	0.97	(9.12)	3.87	0.58	1.80
Less distributions:
Distributions from net realized gains	—	(3.49)	(1.47)	(1.69)	(1.97)
Net asset value, end of year	$9.72	$8.75	$21.36	$18.96	$20.07
Total return*	11.09%	(49.27)%	20.72%	3.85%	9.13%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$124,701	$127,166	$291,949	$283,836	$325,817
Ratio of expenses to average net assets(1)	1.06%	1.00%	0.96%	0.98%	0.96%
Ratio of expenses to average net assets(2)	0.91%	0.84%	0.79%	0.89%	0.96%
Ratio of net investment loss to average net assets	(0.08)%	(0.19)%	(0.09)%	(0.24)%	(0.39)%
Portfolio turnover rate	121%	272%	200%	220%	219%

*
Total returns do not reflect the effects of charges deducted under the terms of the Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all periods shown.

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets net of custody credits, but exclusive of the waiver of a portion of the service and distribution plan fees by the Distributor, would have been 0.99% and 0.95% for the years ended December 31, 2008 and December 31, 2007, respectively, and would not have changed for the other years shown.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor.

See notes to financial statements.

■	Value Line Centurion Fund, Inc.

Notes to Financial Statements

December 31, 2009

1.	Significant Accounting Policies

          Value Line Centurion Fund, Inc. (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. The Fund’s portfolio will usually consist of common stocks ranked 1, 2 or 3 for year-ahead performance by the Value Line Timeliness Ranking System.

          The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation

          Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost which approximates market value. Short Term instruments with maturities greater than 60 days at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or which are not readily marketable are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements

          In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC 820-10), Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

●	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
●	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
●	Level 3 — Inputs that are unobservable.

          In 2009, the Fund adopted the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

■	Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2009

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stock	$113,340,410	$0	$0	$113,340,410
Short Term Investments	0	10,799,046	0	10,799,046
Total Investments in Securities	$113,340,410	$10,799,046	$0	$124,139,456

For the year ended December 31, 2009, there were no Level 3 investments. The types of inputs used to value each security are identified in the Schedule of Investments, which also includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements

          In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Federal Income Taxes

          It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

(E) Dividends and Distributions

          It is the Fund’s policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(F) Securities Transactions and Income

          Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

(G) Foreign Currency Translation

          The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange on the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

          Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

          Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.

(H) Representations and Indemnifications

          In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

■	Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2009

(I) Foreign Taxes

          The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Other

          On November 4, 2009, the Securities and Exchange Commission (“SEC”) and Value Line, Inc. (“VLI”), Value Line Securities, Inc. (currently, EULAV Securities, Inc. (“ESI” or the “Distributor”)), Jean B. Buttner, former Chairman, President and Chief Executive Officer of VLI and David Henigson, a former Director and Officer of VLI, settled a matter related to brokerage commissions charged by ESI to certain Value Line mutual funds (“Funds”), including the Fund, from 1986 through November of 2004. The matter also involved alleged misleading disclosures provided by VLI to the Boards of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. VLI agreed to pay disgorgement in the amount of $24,168,979 (representing disgorgement of commissions received), prejudgment interest of $9,536,786, and a civil penalty in the amount of $10,000,000. Also as part of the settlement, Mrs. Buttner and Mr. Henigson each agreed to pay a civil penalty, are barred from association with any broker, dealer or investment adviser, and are prohibited from serving as an employee, officer, director, member of an advisory board, investment adviser or depositor of, or principal underwriter for, a registered investment company or affiliated person of such investment adviser, depositor, or principal underwriter, subject to a limited exception (limited in scope and for a one-year period) for Mrs. Buttner. Pursuant to Section 308(a) of the Sarbanes-Oxley Act of 2002, a fund will be created for VLI’s disgorgement, interest and penalty (“Fair Fund”). VLI will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution. VLI informed the Funds’ Board that it has paid the settlement, continues to have adequate liquid assets, and that the resolution of this matter will not have a materially adverse effect on the ability of EULAV Asset Management LLC (“EULAV” or the “Adviser”), the Funds’ investment adviser, or ESI, the Funds’ distributor, to perform their respective contracts with the Funds.

(K) Subsequent Events

          Management has evaluated all subsequent transactions and events after the balance sheet date through February 17, 2010, the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2.	Capital Share Transactions, Dividends and Distributions

          Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:

	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares sold	396,956	361,020
Shares issued in reinvestment of distributions	—	3,019,923
Shares redeemed	(2,100,681)	(2,517,087)
Net increase/(decrease)	(1,703,725)	863,856
Distribution per share from net realized gains	$—	$3.49

3.	Purchases and Sales of Securities

          Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended December 31, 2009
PURCHASES:
Investment Securities	$134,955,832
SALES:
Investment Securities	$155,602,346

4.	Income Taxes

          At December 31, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$99,576,586
Gross tax unrealized appreciation	$25,427,411
Gross tax unrealized depreciation	$(864,541)
Net tax unrealized appreciation on investments	$24,562,870
Undistributed ordinary income	$—
Undistributed long-term gains	$—
Capital loss carryforward, expires
December 31, 2016	$(51,433,640)
December 31, 2017	$(56,057,412)

■	Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2009

          During the year ended December 31, 2009, as permitted under federal income tax regulations, the Fund elected to defer $181 of post-October net currency losses to the next taxable year.

          To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

          It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

          The differences between book basis and tax basis unrealized appreciation/(depreciation) on investments were primarily attributed to wash sales.

          The tax composition of distributions to shareholders for the years ended December 31, 2009 and December 31, 2008 were as follows:

	2009	2008
Ordinary income	$—	$33,793,271
Long-term capital gain	—	10,448,607
	$—	$44,241,878

          Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by approximately $92,140, increased accumulated realized loss by approximately $85, and decreased additional paid-in-capital by $92,055. Net assets are not affected by these reclassifications. These reclasses were primarily due to differing treatments of net operating losses, foreign currency translation and partnership basis adjustments.

5.	Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

          An advisory fee of $589,466 was paid or payable to EULAV Asset Management, LLC (the “Adviser”) for the year ended December 31, 2009. This was computed at the rate of 1/2 of 1% of the average daily net assets of the Fund during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries. Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

          During the year ended December 31, 2009 the Adviser reimbursed the Fund $1,886 for trading losses incurred due to a trade entry error.

          The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by EULAV Securities, Inc. (the “Distributor”, a wholly-owned subsidiary of Value Line Inc.) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2009, fees amounting to $471,573, before fee waivers, were accrued under the Plan. Effective May 23, 2006 the Distributor waived 0.15% of the 12b-1 fee. Effective May 1, 2007, 2008 and 2009, the Distributor contractually agreed to reduce the fee under the Plan by 0.15% for one year periods. For the year ended December 31, 2009, the fees waived amounted to $176,840. The Distributor has no right to recoup previously waived amounts.

          For the year ended December 31, 2009, the Fund’s expenses were reduced by $13 under a custody credit arrangement with the custodian.

          Certain officers, employees and a director of Value Line and/or affiliated companies are also officers and a director of the Fund.

■	Value Line Centurion Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Centurion Fund, Inc.

          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Centurion Fund, Inc. (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 17, 2010

■	Value Line Centurion Fund, Inc.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

■	Value Line Centurion Fund, Inc.

Management Information

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director

Interested Director*

Thomas T. Sarkany DOB: June 1946	Director	Since 2008	Mutual Fund Marketing Director of EULAV Securities, Inc. (the “Distributor”), formerly Value Line Securities, Inc. Secretary of Value Line, Inc. since November 2009.	None

Non-Interested Directors

Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 DOB: January 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 DOB: October 1931	Director (Lead Independent Director since 2008)	Since 1993
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994) Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 DOB: October 1935	Director	Since 1997	Professor, Skidmore College, since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 DOB: April 1939	Director	Since 1983	Chairman, Institute for Political Economy.	None

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 DOB: March 1949	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment Adviser) since 2004.	None

Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 DOB: July 1954	Director	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005-2007; Managing Director, Weiss, Peck and Greer, 1995-2005.	None

■	Value Line Centurion Fund, Inc.

Management Information (Continued)

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years

Officers

Mitchell E. Appel DOB: August 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of Circle Trust Company from 2003 through May 2005; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.

Howard A. Brecher DOB: October 1953	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Vice President, Secretary and a Director of Value Line; Acting Chairman and Acting CEO of Value Line since November 2009; Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Michael J. Wagner DOB: November 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President, Northern Lights Compliance Services, LLC, since 2006; Compliance Services Officer, Northstar Financial Services, LLC, 2006 to January 2008; Chief Operating Officer, Northern Lights Compliance Services, LLC, 2004 to 2006; President and Manager, Gemini Fund Services, LLC, 2004 to 2006; Director of Constellation Trust Company, 2004 to 2008.

Emily D. Washington DOB: January 1979	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

              The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729.

*
Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor. Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a) (1) The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.
(2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer of Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

(a)	Audit Fees 2009 - $36,461

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2009 -$19,575

(d)	All Other Fees – None

(e) (1)
Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed  were pre-approved by the committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2009 -$2,050

(h)	Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.2R CODE ETH.

(b)	(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

	(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below, by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	February 26, 2010